UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2007


                           HUDSON HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                         0-9587                20-3766053
        --------                         ------                ----------
(State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)        Identification Number)


111 Town Square Place, Suite 1500A
      Jersey City, New Jersey 07310                           07310
      -----------------------------                           -----
  (Address of principal executive office)                    (Zip Code)

Registrant's telephone number, including area code: (201) 216-0100


             575 Washington Blvd., Suite 3600, Jersey City, NJ 07310
             -------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         The Board of Directors of Hudson Holding Corporation (the "Company") unanimously appointed a new member on the Board. Effective immediately, Mark Bisker will serve on the Board of Directors of the Company.

         This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

None

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HUDSON HOLDING CORPORATION


                                              By: /s/ Keith R. Knox
                                                  -----------------------------
                                                     Name: Keith R. Knox
                                                     Title: President


Dated: October 2, 2007